UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 2.02    Results of Operations and Financial Condition
Explanatory note: Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information for the three and twelve months ended December 31, 2023 regarding (i) the impact to results of operations related to changes in the fair value of derivative instruments and certain other information regarding its derivative instruments, (ii) the impact to results of operations from the change in fair value of the Company's investment in affiliate, (iii) the net effect of third party purchases and sales of oil and gas on its results of operations and (iv) the weighted average basic and diluted shares outstanding.
Derivative Activity
The following table summarizes the net derivative results that the Company expects to report in its earnings for the three and twelve months ended December 31, 2023:

	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2023
	(in millions)
Noncash changes in fair value:
Marketing derivative gain, net	$181	$11
Convertible debt conversion option derivative gain, net	—	1
Total noncash derivative gain, net	181	12

Cash receipts (payments) on settled derivative instruments:
Convertible debt conversion option derivative receipts (payments), net	1	(13)
Marketing derivative payments	(22)	(74)
Total cash payments on settled derivative instruments, net	(21)	(87)
Total derivative gain (loss), net	$160	$(75)
Investment in Affiliate
The Company owns 16.6 million shares of ProPetro Holding Corp. ("ProPetro"), which is measured on a recurring basis at fair value. The Company expects to report noncash losses of $37 million and $33 million on its investment in ProPetro for the three and twelve months ended December 31, 2023, respectively.
Sales of Purchased Commodities
The Company enters into pipeline capacity commitments in order to secure available oil, NGL and gas transportation capacity from the Company's areas of production. The Company also enters into purchase transactions with third parties and separate sale transactions with third parties to diversify a portion of the Company's oil and gas sales to (i) Gulf Coast refineries, (ii) Gulf Coast and West Coast gas markets and (iii) international oil markets, and to satisfy unused gas pipeline capacity commitments. The Company expects the net earnings effect of third party purchases and sales of commodities for the three and twelve months ended December 31, 2023 to result in a loss of $105 million and $200 million, respectively.
Weighted Average Basic and Diluted Shares Outstanding
The components of basic and diluted weighted average shares outstanding for the three and twelve months ended December 31, 2023 are as follows:

	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2023
	(in millions)
Basic weighted average shares outstanding	233	234
Contingently issuable share-based compensation	1	1
Convertible notes dilution (a)	6	7
Diluted weighted average shares outstanding	240	242
_____________________
(a)Represents the dilutive effect had the Company's convertible notes been converted as of the beginning of the three and twelve months ended December 31, 2023. If converted by the holder, the Company may settle in cash, shares of the Company's common stock or a combination thereof, at the Company's election.

Item 7.01    Regulation FD Disclosure
Marketing derivatives. As of January 31, 2024, the Company's outstanding marketing derivatives reflect long-term marketing contracts whereby the Company agreed to purchase and simultaneously sell, at an oil terminal in Midland, Texas, (i) 50 thousand barrels of oil per day beginning January 1, 2021 and ending December 31, 2026, (ii) 40 thousand barrels of oil per day beginning May 1, 2022 and ending April 30, 2027 and (iii) 30 thousand barrels of oil per day beginning August 1, 2022 and ending July 31, 2027.
The price the Company pays to purchase the oil volumes under the purchase contracts is based on a Midland West Texas Intermediate ("WTI") price and the price the Company receives for the oil volumes sold is a weighted average sales price that a non-affiliated counterparty receives for selling oil through a Gulf Coast storage and export facility at prices that are highly correlated with Brent oil prices during the same month of the purchase. Based on the form of the long-term marketing contracts, the Company accounts for the contracts as derivative instruments not designated as hedges.
Conversion option derivatives. In May 2020, the Company issued $1.3 billion principal amount of convertible senior notes due 2025 (the "Convertible Notes"). Certain holders of the Convertible Notes exercised their conversion option during the three and twelve months ended December 31, 2023. Per the terms of the notes indenture, the Company elected to settle the conversions in cash, with settlement occurring 25 trading days from the notice of conversion (the "Settlement Period"). The Company's election to settle an exercised conversion option in cash results in a forward contract during the Settlement Period that is accounted for as a derivative instrument not designated as a hedge.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices; product supply and demand; the impact of armed conflict (including in Ukraine and the Middle East) and related political instability on economic activity and oil and gas supply and demand; competition; the ability to obtain drilling, environmental and other permits and the timing thereof; the effect of future regulatory or legislative actions on Pioneer or the industry in which it operates, including potential changes to tax laws; the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms; potential liability resulting from pending or future litigation; the costs, including the potential impact of cost increases due to inflation and supply chain disruptions, and results of development and operating activities; the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, on global and U.S. economic activity, oil and gas demand, and global and U.S. supply chains; the risk of new restrictions with respect to development activities, including potential changes to regulations resulting in limitations on the Company's ability to dispose of produced water; availability of equipment, services, resources and personnel required to perform the Company's development and operating activities; access to and availability of transportation, processing, fractionation, refining, storage and export facilities; Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled; the risk that the transaction between Pioneer and Exxon Mobil Corporation may not be completed on anticipated terms and timing, or at all, including obtaining regulatory approvals and Pioneer shareholder approval; the possibility that any of the anticipated benefits of the transaction will not be realized or will not be realized within the expected time period; the risk that disruptions from the transaction will harm Pioneer's business, including current plans and operations and that management's time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; potential litigation relating to the transaction that could be instituted against Pioneer or its directors; the Company's ability to achieve its emissions reduction, flaring and other environmental, social and governance goals; access to and cost of capital; the financial strength of (i) counterparties to Pioneer's credit facility, (ii) issuers of Pioneer's investment securities and (iii) purchasers of Pioneer's oil, NGL and gas production and downstream sales of purchased commodities; uncertainties about estimates of reserves; identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying forecasts, including forecasts of production, operating cash flow, well costs, capital expenditures, rates of return, expenses and cash flow from downstream purchases and sales of oil and gas, net of firm transportation commitments; tax rates; quality of technical data; environmental and weather risks, including the possible impacts of climate change on the Company's operations and demand for its products; cybersecurity risks; the risks associated with the ownership and operation of the Company's water services business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the United States Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Christopher L. Washburn
Christopher L. Washburn
Vice President and Chief Accounting Officer

Date:	February 1, 2024